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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 1997



                          OMNIS TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




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
            DELAWARE                                0-16449                                 94-3046892
    (State or jurisdiction of               (Commission File Number)             (I.R.S. Employer Identification No.)
 incorporation or organization)
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                               851 TRAEGER AVENUE
                           SAN BRUNO, CALIFORNIA 94066
            ---------------------------------------------------------
          (Address, including zip code, of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 829-6000





                -------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

        (a) On October 10, 1997, OMNIS Technology Corporation (the "Company") filed with the Secretary of State of Delaware a Certificate of Amendment to its Restated Certificate of Incorporation. The Company's Restated Certificate of Incorporation, as amended and corrected, is filed herewith as Exhibit 3.1.

        (b) Pursuant to Note Purchase Agreements dated October 14, 1997 and October 31, 1997, the Company borrowed $1,000,000.00 from a significant stockholder (the "Loans"). Copies of the Note Purchase Agreements are filed herewith as Exhibits 10.1 and 10.2. The maturity date for each of the Loans, which originally was March 31, 1998, was extended to June 30, 1998. The Company does not expect to repay the note by June 30, 1998, and is negotiating an extension to the maturity date. There can be no assurance that the Company will be able to extend the maturity date of the Loans. The Company currently is not able to pay-off the Loans in their entirety, and if the maturity date is not extended, the Company may be forced to file for bankruptcy.

        (c) On April 14, 1998 the Company issued a press release announcing that it has agreed to sell up to 126,000 shares of Series A preferred stock, at a price of $.80 per share, to a significant stockholder. A copy of the press release issued on April 14, 1998 is filed herewith as Exhibit 99.1. Each share of preferred stock converts into 10 shares of common stock. Concurrent with the execution of this agreement, the Company sold the first 50,000 shares of Series A preferred stock. On May 22, 1998 the Company sold an additional 12,500 shares of Series A preferred stock. These proceeds will be used to fund the Company's operations designed to achieve profitability and the expansion of its U.S. based sales & marketing programs. The purchaser has the right to purchase additional shares until October 1, 1998. The proceeds from the sale of such shares were used to fund future working capital requirements. A copy of the Certificate of Designations, as corrected, filed by the Company with the Secretary of State of Delaware and authorizing the Series A Preferred Stock is filed herewith as
Exhibit 3.2. A copy of the Stockholder Rights Agreement entered into between the Company and the stockholder is filed herewith as Exhibit 4.1. A copy of the Purchase Agreement entered into between the Company and the stockholder is filed herewith as Exhibit 10.3.

        (d) On May 21, 1998 the Company issued a press release announcing the appointment of two senior executives to direct the Company's worldwide sales and marketing campaign. A copy of the press release issued on May 21, 1998 is filed herewith as Exhibit 99.2. Copies of the employee agreements entered into between the Company and each of the senior executives are filed herewith as Exhibits
10.4 and 10.5.




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Item 7. Exhibits.

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   EXHIBIT
    NUMBER                               DESCRIPTION
    ------      ----------------------------------------------------------------

    3.1        Restated Certificate of Incorporation, as amended and corrected.

    3.2        Certificate of Designations, as corrected.

    4.1        Shareholder Rights Agreement dated as of April 1, 1998.

    10.1       Note Purchase Agreement dated as of October 14, 1997.

    10.2       Note Purchase Agreement dated as of October 31, 1997.

    10.3 Series A Convertible Preferred Stock Purchase Agreement dated as of April 1, 1998.

    10.4 Employee Agreement between the Company and Kevin Doyle dated April 1, 1998.

    10.5 Employee Agreement between the Company and Larry Barcot dated April 1, 1998.

    99.1       Press Release dated April 14, 1998.

    99.2       Press Release dated May 21, 1998.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OMNIS TECHNOLOGY CORPORATION



Dated: June 15, 1998              By:/s/ Kenneth P. Holmes
                                     -------------------------------------------
                                     Kenneth P. Holmes
                                     Interim Chief Executive Officer and
                                     Chief Financial Officer
                                     (Principal Executive and Financial Officer)




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           INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
                             DATED OCTOBER 10, 1997

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

   EXHIBIT
    NUMBER                               DESCRIPTION
    ------      ----------------------------------------------------------------

    3.1        Restated Certificate of Incorporation, as amended and corrected.

    3.2        Certificate of Designations, as corrected.

    4.1        Shareholder Rights Agreement dated as of April 1, 1998.

    10.1       Note Purchase Agreement dated as of October 14, 1997.

    10.2       Note Purchase Agreement dated as of October 31, 1997.

    10.3 Series A Convertible Preferred Stock Purchase Agreement dated as of April 1, 1998.

    10.4 Employee Agreement between the Company and Kevin Doyle dated April 1, 1998.

    10.5 Employee Agreement between the Company and Larry Barcot dated April 1, 1998.

    99.1       Press Release dated April 14, 1998.

    99.2       Press Release dated May 21, 1998.
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